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                                                                    EXHIBIT 23.2



                         Independent Auditors' Consent




The Board of Directors
Levitt Corporation:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.






Fort Lauderdale, Florida
February 13,2003